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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) November 25, 1996
                                                          -----------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      200 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 627-6000
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On November 25, 1996, Republic Industries, Inc. (the "Registrant") acquired from Michael S. Egan, certain trusts controlled by Mr. Egan, Norman D. Tripp and William H. Kelly, Jr. (collectively, the "Alamo Shareholders") in merger transactions, all of the outstanding capital stock of Alamo Rent-A-Car, Inc. and certain related entities (collectively, "Alamo"). As a result of such transactions, Alamo became a wholly-owned subsidiary of the Registrant.

Pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated November 6, 1996 among the Registrant, certain subsidiaries thereof, Alamo, and the Alamo Shareholders, the Registrant acquired Alamo in exchange for an aggregate of 22,123,893 shares of the common stock, par value $.01 per share, of the Registrant. The transaction will be accounted for under the pooling of interests method of accounting.

The descriptions contained herein of the Agreement and the transactions contemplated thereunder are qualified in their entirety by reference to the Agreement and the Press Release, dated November 25, 1996, attached hereto as Exhibits 2 and 99, respectively, which are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) The historical combined financial statements of Alamo required by this
      Item 7(a) will be filed by amendment.
  (b) The pro forma financial information of Alamo required by this Item 7(b) will be filed by amendment.
  (c) Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                           Michael S. Karsner
                                           Senior Vice President
                                           and Chief Financial Officer

Date:  December 10, 1996
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
----------------------
        1.      None

        2. Agreement and Plan of Reorganization, dated November 6, 1996 among Republic Industries, Inc., the Republic Subsidiaries named therein, the Shareholders named therein, Alamo Rent-A-Car, Inc. and other Conveyed Entities named therein.

        4.      None

        15.     None

        16.     None

        17.     None

        21.     None

        23.     None

        24.     None

        27.     None

        99.     Press Release, dated November 25, 1996.